UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 26, 2022
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
(a) & (b)    Voting Results for 2022 Annual Meeting
On April 26, 2022, First Horizon held its annual meeting of shareholders. At the annual meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.
VOTE ITEM 1—ELECTION OF DIRECTORS
Outcome: All Nominees were Elected

Nominee	For	Against	Abstain	Broker Non-Vote
Harry V. Barton, Jr.	423,751,802	12,372,268	825,785	46,101,919
Kenneth A. Burdick	407,776,978	28,346,681	826,196	46,101,919
Daryl G. Byrd	423,019,655	12,972,863	957,337	46,101,919
John N. Casbon	417,847,019	18,245,963	856,873	46,101,919
John C. Compton	414,758,535	21,326,100	865,220	46,101,919
Wendy P. Davidson	429,408,716	6,712,023	829,116	46,101,919
William H. Fenstermaker	418,681,876	17,393,900	874,079	46,101,919
D. Bryan Jordan	425,360,260	10,805,372	784,223	46,101,919
J. Michael Kemp, Sr.	422,960,832	13,174,034	814,989	46,101,919
Rick E. Maples	417,842,123	18,252,732	855,001	46,101,919
Vicki R. Palmer	412,637,434	23,489,814	822,607	46,101,919
Colin V. Reed	410,589,409	25,527,232	833,214	46,101,919
E. Stewart Shea III	410,007,011	26,083,998	858,847	46,101,919
Cecelia D. Stewart	429,677,403	6,458,766	813,685	46,101,919
Rajesh Subramaniam	263,813,263	172,385,117	751,476	46,101,919
Rosa Sugrañes	429,354,318	6,740,565	854,973	46,101,919
R. Eugene Taylor	424,841,225	11,149,351	959,279	46,101,919

VOTE ITEM 2—RATIFICATION OF APPOINTMENT OF AUDITOR
Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-Vote
KPMG LLP	437,094,120	44,932,693	1,024,961	—

VOTE ITEM 3—ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Advisory resolution to approve compensation of certain executive officers as described in the 2022 Proxy Statement	411,096,801	24,433,063	1,419,991	46,101,919

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 4/26/2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

April 28, 2022	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 4/26/2022